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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):             September 16, 2002


                         MEDITECH PHARMACEUTICALS, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


        NEVADA                        0-12561                   95-3819300
        ------                        -------                   ----------
    (State or other                 (Commission              (I.R.S. Employer
     jurisdiction                  File Number)             Identification No.)
   of incorporation)

                       10105 E. Via Linda, #103 (PMB 382)
                                Scottsdale, Arizona                   85258
                                -------------------                   -----
                     (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code:      (480) 614-2874


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ITEM 5.  OTHER EVENTS.

     On September 16, 2002, the Registrant issued a press release announcing that it had entered into a binding memorandum of understanding with P&P Research of Seoul, South Korea. A copy of the press release is attached hereto as Exhibit 99.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  Exhibit           Name of Exhibit
                  -------           ---------------


                  10.5 Memorandum of Understanding dated September 12, 2002 between Meditech Pharmaceuticals, Inc and P&P Research, Inc.

                  99.1              Press release of Registrant dated
                                    September 16, 2002.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           MEDITECH PHARMACEUTICALS, INC.



Date: September 16, 2002                    By: /s/  Gerald Kern
                                                --------------------------------
                                                     Gerald Kern,
                                                     Chief Executive Officer